EX.99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Summit Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Summit Mutual Funds, Inc. for the period ended March 31, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Summit Mutual Funds, Inc. for the stated period.


/s/ Steven R. Sutermeister                  /s/ Thomas G. Knipper
-------------------------------------       --------------------------------
Steven R. Sutermeister                      Thomas G. Knipper
President and Chief Executive Officer       Vice President, Controller, and
Summit Mutual Funds, Inc.                   Chief Compliance Officer
                                            Summit Mutual Funds, Inc.

Dated:  June 5, 2008                        Dated:  June 5, 2008
       -----------------------------               ------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Summit Mutual Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.